Goodwill	12 Months Ended
Dec. 31, 2025
Disclosure of Goodwill [Abstract]
Goodwill
14.
Goodwill

	2024	2025

As at 1 January	34,078	17,438
Acquisition of subsidiary	—	422,231
Provisional accounting adjustment	(16,640)	—
Hyperinflation and foreign exchange impacts	—	7,459

As at 31 December	17,438	447,128

Goodwill comprises:

	2024	2025

Hepsiburada	—	429,690
Other	17,438	17,438

As at 31 December	17,438	447,128

Significant cash-generating unit

In performing annual impairment testing, the recoverable amount of Hepsiburada has been calculated based on its value in use, estimated as the present value of projected future cash flows. Projected cash flows include specific estimates for a period of five years.

The Gross merchandise value (“GMV”) growth rates used to estimate cash flows for the five years are based on past performance of Hepsiburada and on the Group’s strategic plan. Growth rate is determined in nominal terms to match nominal estimates of future cash flows.

The assumptions used to develop weighted average cost of capital (“WACC”) are benchmarked to externally available data. Discount rate is determined in nominal terms to match nominal estimates of future cash flows.

The estimated cash flows after year five are extrapolated using a longer-term growth rate (“LTGR”), which is determined as geometric mean of real GDP growth rate for Türkiye.

Key assumptions comprise:

2025

Average GMV growth	18.8%
WACC	19.7%
LTGR	3.5%

There are no reasonably possible changes in key assumptions that would cause the carrying amount of any CGU to exceed its recoverable amount, except for WACC, where an increase of 1%, with all other assumptions held constant, would cause the CGU’s recoverable amount to equal it’s carrying amount.